UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska 68137  (Address of principal executive offices)(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

ANNUAL REPORT

SEPTEMBER 30, 2011

SouthernSun Funds

Letter to Shareholders

Dear Fellow Shareholders,

We hope this letter finds you and your family well.  Fiscal Year 2011 has been a challenging year with global headlines dominating the marketplace.  Many events and issues have been and continue to be at the forefront of investors’ minds such as the “Arab Spring”, sovereign credit downgrades, high unemployment in the United States, and the prospects for slowing economies in emerging markets.  These events, though, have not changed our approach to investing or our long-term outlook for our investments.  While recent times have been challenging, our research team has continued to travel across the globe to visit many of our portfolio companies, meet with management teams, and tour their plants and facilities.  At SouthernSun, we believe you cannot really know a company just by reading financial statements, filings, and data on a computer screen.  We believe you have to get out and see firsthand what companies are producing or manufacturing to have the confidence to invest in them or to continue to own them.  In 2011 alone, we have traveled to South America (Brazil, Peru, and Chile), Europe (United Kingdom, Germany, France, Norway, and Finland), and the Far East (Indonesia and Malaysia).  With the holiday season fast approaching, others may be slowing down, but we will continue to travel to meet with management teams of our current and prospective holdings.

Looking at the performance of the Fund in more detail, for the  4th fiscal quarter (ending September 30, 2011), the Investor share class was down 21.01%, while the benchmark, the Russell 2000 Index1, was  down 21.87%.  For the trailing twelve (12) month period ending September 30, 2011, the Fund was up 9.22%, while the Russell 2000 Index1 was down 3.53%.  For the five (5) year period ending September 30, 2011, the Fund’s average annual return was up 5.77%, while the Russell 2000 Index1 was down 1.02%.  The average annual rate of return since inception of the Investor share class (October 1, 2003) to September 30, 2011, was up 8.65%, while the Russell 2000 Index1 average annual rate of return was up 4.87%.

The Institutional share class of the Fund, for the 4th fiscal quarter (ending September 30, 2011), was down 20.97%, while the Russell 2000 Index1 was down 21.87%.  For the trailing twelve (12) month period ending September 30, 2011, the Fund was up 9.57%, while the Russell 2000 Index1 was up 3.53%.  The average annual rate of return since inception of the Institutional share class (October 1, 2009) to September 30, 2011, was up 18.15%, while the Russell 2000 Index1 average annual rate of return was up 4.57%.

During the six month period ending September 30, 2011, our stock selection in the Consumer Discretionary and Information Technology sectors contributed positively to the Fund, while our exposure to Industrials and Materials detracted from performance.  Individual names having significant positive impact on the portfolio were Polaris Industries (PII) and Tractor Supply Company (TSCO).  The notable detractors were Koppers Holdings Inc. (KOP) and James River Coal Company (JRCC).

Polaris Industries manufactures off‐road vehicles (ORVs), including all‐terrain vehicles (ATVs) and side‐by‐side vehicles for recreational and utility use, snowmobiles, and Victory motorcycles, as well as related replacement parts, garments and accessories. Polaris is the market leader in high performance snowmobiles as well as ORVs, with particular strength in side‐by‐sides. In addition to its market leadership position on multiple product segments, we believe Polaris is the customer satisfaction leader in ORVs and motorcycles, with a large and loyal dealer network. In July, members from our investment team attended Polaris’ North American dealer meeting to evaluate the firm’s new products and visit with dealers. We came away from the meeting feeling confident in Polaris’ ability to grow its market share while maintaining its strong balance sheet, which currently has no net debt, despite a somewhat less-than-robust market for big ticket consumer discretionary products.

Tractor Supply Company operates the largest chain of retail farm and ranch equipment stores in the U.S. With approximately 1,054 retail stores in 44 states, Tractor Supply has dominant market share in the retail farm and ranch space. They currently have no net debt, and they have funded the majority of their growth with internally generated discretionary cash flow.  Sales increased in the last quarter by 10.6% year over year and same store sales increased 4.6%.  We believe Tractor Supply is the only retailer that offers the unique product offering of apparel, tools, feed, pet supplies, power equipment, and lawn and garden products to support the rural lifestyle. Additionally, in our opinion, management has an impressive track record of successfully finding new locations and opening new stores, as well as optimizing investor and product selection.  Tractor also recently increased their dividend to $0.12/share from $0.07/share, an increase of 71%.  They also announced an increase in their share repurchase program by $600 million to $1 billion.

Koppers Holdings is a global integrated producer of carbon compounds and treated wood products used by the utility, construction, railroad, aluminum, chemical and steel industries.  Despite the third quarter sell-off, we continue to like Koppers’ position in the carbon pitch supply chain as well as their less cyclical business related to coating railroad ties and utility poles. Additionally, Koppers’ CEO reported in August that sales for 2Q11 were 20% higher, net income had increased, debt had been reduced, and demand in Europe remained solid.  We therefore believe it was more overall market fear regarding a global recession, rather than Koppers’ operating performance, that has recently hurt the stock price.

James River Coal Company engages in mining, processing, and selling coal.  It offers bituminous, steam, and industrial-grade coal primarily to electric utilities and industrial customers.  Costs continue to be a concern for the company.  We are keeping a close eye on the company’s cost profile, as they integrate their new acquisition (International Resource Partners), which adds substantial met coal production and also adds new blending capacity to their overall mix.  Additionally, the coal markets seem to be tightening on the thermal side, as production is cutback and inventories are drawn down.  Management believes this trend will likely provide opportunities to export coal to Europe, which should improve pricing and production capabilities for the company.

One company was removed since our last letter.   Arch Chemicals, a global biocides company, announced in early July that it would be acquired by the Swiss bio-chemicals company Lonza Group for $47.20 per share, or approximately $1.4 billion.  This price reflected a 37% premium over the average closing price for the previous thirty trading days at the time of the announcement.  During the fiscal fourth quarter of the Fund, we liquidated our position.

Finally, there has been more activity in the way of new portfolio companies being added to the Fund’s portfolio than in periods past.  The Fund has added four new positions to its portfolio over the last six months.  They are: Sanderson Farms Inc. (SAFM), Thor Industries Inc. (THO), Newell Rubbermaid Inc. (NWL), and Solutia Inc. (SOA).

Sanderson Farms, the fourth largest poultry producer in the U.S., produces, processes, and distributes fresh and frozen chicken products to retailers, distributors, and casual dining restaurants. Among large scale poultry producers, we believe that SAFM has the most favorable business mix, in that the firm focuses on the retail and restaurant segments, as opposed to the lower‐margin fast food segment. In our view, Sanderson Farms has historically had the highest margins in the industry, due in part to its business mix and what we believe to be the lowest production costs in the industry.

Thor Industries is the largest manufacturer of recreational vehicles (RVs) in the world, and also produces small and mid‐size buses, as well as related parts and accessories. Thor has no net debt, and we believe the firm can continue to grow without investing large amounts of additional capital. In our opinion, Thor maintains a lean organization, and has a strong salesforce that stays close to its customers and helps drive product innovation.

Newell Rubbermaid is a global marketer of consumer and commercial products.  The company has many leading brands across their three business segments: home and family (Rubbermaid, Calphalon, Graco, and Levolor), office products (Sharpie, Paper Mate, and DYMO), and tools, hardware and commercial products (Irwin, Lenox, and Rubbermaid).  Geographically, approximately 75% of their sales are in the U.S. and Canada, 14% in Europe, 6.5% in Asia-Pacific and 4.5% in Latin America.  More than 90% of U.S. households use at least one Newell Rubbermaid product.  We believe their management team is filled with leaders who have experience managing businesses all over the world, which gives us confidence that they will focus on growing and expanding their portfolio in new and emerging markets.

Solutia is a specialty-chemicals company with niche, low cost positions in many end markets situated around the world.  Solutia produces the plastic interlayer that makes glass shatterproof.  Solutia is a low cost producer of these inter-layers and has a global, low cost distribution footprint.  Primary applications for plastic inter-layers are auto-glass, architectural glass, and solar energy.  Solutia also formulates and distributes aftermarket window films for use in auto and architectural applications.  Their automotive window films help reduce a car’s interior temperatures during hot, summer months.  Solutia also provides films for architectural and electronic applications including for the iPad.  Solutia’s Technical Specialties segment is the low cost producer of insoluble sulfur, which is a required ingredient in producing radial tires.  Solutia has 75-80% share of this market.  This segment also includes leading positions in aviation hydraulic fluid, heat transfer fluids, and rubber anti-degradants.

As always, we thank you for your continued trust in SouthernSun.  Please do not hesitate to contact us at 866-672-3863 should you have any questions or use the information request section of the “Contact Us” page of our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

Cliff C. Sulcer, CFP®

CEO/Chief Investment Officer

Associate Director, Client Relations

SouthernSun Asset Management

SouthernSun Asset Management

The above performance data is historical. Total returns for periods greater than one year are annualized. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.50% for the Investor share class and 1.25% for the Institutional share class, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 1.51% for the Investor share class and 1.20% for the Institutional share class. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 866-672-3863. The Fund charges a 2% redemption fee for shares held less than 30 days. The above performance does not reflect the deduction of this fee. If reflected, the fee will reduce the performance quoted.

1 The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized companies in the Russell 3000 Index and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

2512-NLD-11/28/2011

SouthernSun Funds

Performance of a $10,000 Investment (Unaudited)

October 1, 2003* through September 30, 2011

Average Annual Total Returns as of September 30, 2011
		Five	Since
	One Year	Years	Inception*
Investor Class	9.22%	5.77%	8.65%
Institutional Class	9.57%	N/A	18.15%
Russell 2000	(3.53)%	(1.02)%	4.87%**

________

* Investor Class commenced operations on October 1, 2003.  Institutional Class commenced operations on October 1, 2009.

**Average annual total return is since October 1, 2003.  The average annual total return of the Russell 2000 since October 1, 2009 is 4.57%.

The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.50% and 1.25% for Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

Portfolio Holdings by Industry As of September 30, 2011 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	96.74	Financial Services	4.42
Machinery	16.80	Apparel	4.01
Miscellaneous Manufacturing	12.72	Metal Fabricate/Hardware	3.87
Construction Services	9.32	Recreational Products	3.85
Food Processing	8.28	Home Builders	3.02
Environmental Control Energy Healthcare Services Retail Software	. 5.23 5.19 4.81 4.76 4.56	Chemicals Housewares Coal Short Term Investments Liabilities in Excess of Other Assets	2.41 2.00 1.49 10.69 (7.43)
		Total Net Assets	100.00

SouthernSun Funds
Small Cap Fund - Schedule of Investments
September 30, 2011

Shares		Market Value

	COMMON STOCK - 96.74%
	APPAREL - 4.01%
118,200	Columbia Sportswear Co.	$ 5,484,480

	CHEMICALS - 2.41%
256,200	Solutia, Inc. *	3,292,170

	COAL - 1.49%
318,600	James River Coal Co. *	2,029,482

	CONSTRUCTION SERVICES - 9.32%
220,500	Chicago Bridge & Iron Co.	6,312,915
216,300	URS Corp. *	6,415,458
		12,728,373
	ENERGY - 5.19%
148,300	OGE Energy Corp.	7,087,257

	ENVIRONMENTAL CONTROL - 5.23%
568,000	Darling International, Inc. *	7,151,120

	FINANCIAL SERVICES - 4.42%
77,400	Affiliated Managers Group, Inc. *	6,041,070

	FOOD PROCESSING - 8.28%
107,900	Sanderson Farms, Inc.	5,125,250
317,300	Smithfield Foods, Inc. *	6,187,350
		11,312,600
	HEALTHCARE-SERVICES - 4.81%
228,957	Centene Corp. *	6,564,197

	HOME BUILDERS - 3.02%
186,200	Thor Industries, Inc.	4,124,330

	HOUSEWARES - 2.00%
230,300	Newell Rubbermaid, Inc.	2,733,661

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2011

Shares		Market Value

	MACHINERY - 16.80%
176,200	AGCO Corp. *	$ 6,091,234
51,000	Cascade Corp.	1,702,890
51,800	Flowserve Corp.	3,833,200
87,800	Middleby Corp.*	6,186,388
129,300	Nordson Corp.	5,138,382
		22,952,094
	METAL FABRICATE/HARDWARE - 3.87%
161,265	Timken Co.	5,292,718

	MISCELLANEOUS MANUFACTURING - 12.72%
248,900	Brink's Co.	5,801,859
208,925	Koppers Holdings, Inc.	5,350,569
291,000	Trinity Industries, Inc.	6,230,310
		17,382,738
	RECREATIONAL PRODUCTS - 3.85%
105,400	Polaris Industries, Inc.	5,266,838

	RETAIL - 4.76%
104,000	Tractor Supply Co.	6,505,200

	SOFTWARE - 4.56%
309,600	Broadridge Financial Solutions, Inc.	6,235,344

	TOTAL COMMON STOCK	132,183,672
	( Cost - $144,207,140)

	SHORT-TERM INVESTMENTS - 10.69%
14,609,561	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	14,609,561
	( Cost - $14,609,561)

	TOTAL INVESTMENTS - 107.43%
	( Cost - $158,816,701) (a)	146,793,233
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.43)%	(10,148,465)
	NET ASSETS - 100.00%	$ 136,644,768

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2011

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on September 30, 2011.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $159,578,760 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appeciation:	$ 9,755,549
Unrealized Depreciation:	(22,541,076)
Net Unrealized Depreciation:	$ (12,785,527)

SouthernSun Funds
Statement of Assets and Liabilities
Small Cap Fund
September 30, 2011

ASSETS:
Investments, at cost	$ 158,816,701
Investments in securities, at value	$ 146,793,233
Receivable for fund shares sold	145,029
Dividends and interest receivable	169,563
Prepaid expenses and other assets	44,269
Total Assets	147,152,094

LIABILITIES:
Payable for securities purchased	10,165,475
Payable for fund shares repurchased	178,904
Accrued advisory fees	97,242
Accrued distribution fees	20,266
Accrued expenses payable to other affiliates	13,214
Accrued expenses and other liabilities	32,225
Total Liabilities	10,507,326
Net Assets	$ 136,644,768

NET ASSETS CONSIST OF:
Paid in capital	$ 139,145,136
Accumulated net realized gain from investment transactions	9,523,100
Net unrealized depreciation on investments	(12,023,468)
Net Assets	$ 136,644,768

Investor Class
Net Assets	$ 93,227,755
Shares Outstanding (no par value; unlimited number of shares authorized)	5,355,000
Net Asset Value, offering price and redemption price per share*
($93,227,755 / 5,355,000)	$ 17.41

Institutional Class
Net Assets	$ 43,417,013
Shares Outstanding (no par value; unlimited number of shares authorized)	2,477,632
Net Asset Value, offering price and redemption price per share*
($43,417,013 / 2,477,632)	$ 17.52

*The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations
Small Cap Fund
For the year ended September 30, 2011

INVESTMENT INCOME:
Dividends (Net of foreign tax of $4,116)	$ 1,271,041
Total investment income	1,271,041

EXPENSES:
Investment advisory fees	1,103,082
Distribution fees	226,192
Administration fees	53,416
Transfer agency fees	52,565
Registration & filing fees	46,735
Accounting fees	36,910
Custody fees	31,015
Printing expense	22,916
Audit fees	17,700
Chief Compliance Officer	17,426
Legal fees	10,001
Trustees' fees	6,225
Insurance expense	1,827
Miscellaneous expenses	2,180
Total expenses	1,628,190

Plus: Expense reimbursement recaptured	83,225
Net expenses	1,711,415
Net investment loss	(440,374)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	11,325,296
Net change in unrealized appreciation of investments	(17,522,629)
Net realized and unrealized loss on investments	(6,197,333)
Net decrease in net assets resulting from operations	$ (6,637,707)

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the year	For the year
	ended	ended
	September 30, 2011	September 30, 2010
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$ (440,374)	$ (298,501)
Net realized gain from investment transactions	11,325,296	5,957,113
Net change in unrealized appreciation (depreciation)
on investments	(17,522,629)	10,118,065
Net increase (decrease) in net assets resulting
from operations	(6,637,707)	15,776,677

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	44,093,159	(17,842,475)
Institutional Class	27,905,114	14,139,796
Total Capital Share Transactions	71,998,273	(3,702,679)

Net increase in net assets	65,360,566	12,073,998

NET ASSETS:
Beginning of year	71,284,202	59,210,204
End of year	$ 136,644,768	$ 71,284,202

Accumulated net investment loss at end of period	$ -	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period
	One year		One year		One year		One year		One month		One year
	ended		ended		ended		ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		Aug. 31,
	2011		2010		2009		2008		2007**		2007

Net asset value, beginning of period	$ 15.94		$ 12.55		$ 13.89		17.35		$ 16.81		$ 14.48

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	(0.09)		(0.07)		0.00	(d)	0.00	(d)	0.00	(d)	(0.04)
Net realized and unrealized gain (loss)
on investments	1.56		3.46		(1.16)		(2.49)		0.54		2.60
Total from investment operations	1.47		3.39		(1.16)		(2.49)		0.54		2.56

LESS DISTRIBUTIONS:
From net investment income	-		-		-		-		-		-
From net realized gains on investments	-		-		(0.18)		(0.97)		-		(0.23)
Total distributions	-		-		(0.18)		(0.97)		-		(0.23)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 17.41		$ 15.94		$ 12.55		$ 13.89		$ 17.35		$ 16.81

Total return (b)	9.22%		27.01%		(7.92)%		(14.94)%		3.21%		17.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 93,228		$ 53,504		$ 59,210		$ 71,045		$ 57,848		$ 54,631
Ratios to average net assets
Expenses, net of reimbursement	1.42%	(e)	1.50%	(e)	1.50%		1.50%		1.50%	(c)	1.50%
Expenses, before reimbursement	1.33%		1.43%		1.53%		1.60%		1.89%	(c)	1.73%
Net investment loss, net of reimbursement	(0.44)%		(0.51)%		(0.05)%		(0.01)%		(0.06)%	(c)	(0.24)%
Net investment loss, before reimbursement	(0.35)%		(0.44)%		(0.08)%		(0.11)%		(0.45)%	(c)	(0.47)%
Portfolio turnover rate	38%		28%		49%		52%		1%		26%

**The Fund's fiscal year end changed from August 31 to September 30, effective September 30, 2007.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.
(e) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class *

Selected data based on a share outstanding throughout each period
	One year		One year
	ended		ended
	Sep. 30,		Sep. 30,
	2011		2010

Net asset value, beginning of period	$ 15.99		$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.02)		(0.04)
Net realized and unrealized gain
on investments	1.55		3.48
Total from investment operations	1.53		3.44

LESS DISTRIBUTIONS:
From net investment income	-		-
From net realized gains on investments	-		-
Total distributions	-		-
Paid in capital from redemption fees	0.00	(c)	0.00	(c)

Net asset value, end of period	$ 17.52		$ 15.99

Total return (b)	9.57%		27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 43,417		$ 17,781
Ratios to average net assets
Expenses	1.08%		1.19%
Net investment loss	(0.12)%		(0.25)%
Portfolio turnover rate	38%		28%

* Commenced operations on September 30, 2009.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Amount is less than $.01 per share.
(d) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements

September 30, 2011

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Fund was organized to acquire all the assets of the New River Small Cap Fund, a series of the New River Funds Trust (the “Predecessor Fund”), in a tax-free reorganization, effective November 6, 2008 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee.  The primary investment objective of the Fund is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ NMS and Small Cap Market traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$132,183,672	-	-	$132,183,672
Short-Term Investments	14,609,561	-	-	14,609,561
Total	$146,793,233	-	-	$146,793,233

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*Please refer to the Schedule of Investments for Industry classifications.

The Fund is required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the year ended September 30, 2011, the Fund did not hold any derivative instruments.

Security Transactions and Investment Income- Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when trade date is used.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2011, the Fund did not incur any interest or penalties.

Dividends and Distributions- The Fund will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.  All short-term capital gains are included in ordinary income for tax purposes.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with SouthernSun Asset Management LLC (the “Manager”).  The Manager has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the authority of the Board.  The Manager receives a monthly fee payable by the Fund and calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the year ended September 30, 2011, the Manager earned $1,103,082 for providing management services to the Fund.

The Manager has contractually agreed to waive its management fees and/or make payments to limit the Fund’s expenses, other than extraordinary non-recurring or acquired fund fees and expenses, at least until January 31, 2012, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets.  For the year ended September 30, 2011, the Manager did not waive any fees.

Fees waived or expenses reimbursed may be recouped by the Manager from the Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above.  For the year ended September 30, 2011, the Adviser recouped $83,225 from the Fund in prior period fee waivers/expense reimbursements.  As of September 30, 2011, there were no additional expenses subject to recapture by the Manager.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements with GFS are as follows:

Administration - The Fund pays GFS a base fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.  The annual base fee is $20,000 and the basis point fees are:

  3 basis points or 0.03% per annum on the first $100 million in net assets

  2 basis points or 0.02% per annum on the next $300 million in net assets

  1 basis points or 0.01% per annum on net assets greater than $400 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $25,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  1.25 basis points or 0.0125% on net assets of $200 million

  1 basis point or 0.01% on net assets greater than $300 million

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   The Custody Fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the year ended September 30, 2011, GFS received $16,659 for providing such services.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended September 30, 2011, the Fund incurred expenses of $17,426 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended September 30, 2011, GemCom received $6,688 for providing such services.  The Printing Expense listed in the Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Investor Class shares of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of the Investor Class shares for such distribution and shareholder service activities.  During the year ended September 30, 2011, the Fund paid $226,192 in distribution related charges pursuant to the Plan.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended September 30, 2011, amounted to $115,976,602 and $45,893,868, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Investor Class
	For the year ended		For the year ended
	Sept. 30, 2011		Sept. 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold	4,668,014	$ 97,616,171	671,016	$ 9,667,141
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(2,669,715)	(53,543,971)	(2,031,430)	(27,513,831)
Redemption fees**	-	20,959	-	4,215
Net increase (decrease)	1,998,299	$ 44,093,159	(1,360,414)	$ (17,842,475)

	Institutional Class
	For the year ended		For the year ended
	Sept. 30, 2011		Sept. 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold	2,809,251	$ 57,029,002	1,521,223	$ 20,113,772
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(1,443,760)	(29,130,912)	(409,084)	(5,975,563)
Redemption fees**	-	7,024	-	1,587
Net increase	1,365,491	$ 27,905,114	1,112,139	$ 14,139,796

_________________

  **The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

NOTE 6.   TAX COMPONENTS OF CAPITAL

As of September 30, 2011, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 2,627,697	$ 7,657,462	$ -	$ -	$ (12,785,527)	$ (2,500,368)

The difference between the book basis and tax basis for unrealized depreciation and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to net operating losses, resulted in reclassification as of September 30, 2011 as follows: a decrease in accumulated net investment loss of $440,374 and a decrease in accumulated net realized gain on investments of $440,374.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be included in the September 30, 2012 annual report.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2011

NOTE 8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

SouthernSun Funds

Report of Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Southern Sun Small Cap Fund

We have audited the accompanying statement of assets and liabilities of SouthernSun Small Cap Fund, a series of Northern Lights Fund Trust (the “Trust”), including the schedule of investments as of , and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period September 1, 2007 through September 30, 2007, and for the one year in the period then ended August 31, 2007.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of , by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SouthernSun Small Cap Fund as of , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 22, 2011

SouthernSun Small Cap Fund

Trustees & Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L.Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	79	AdvisorOne Funds (10 portfolios) ; Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	79

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007-February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006-2010); Partner, Orizon Group, Inc. (a financial services company) ( 2000 -2006).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA ( 2008 -2011 ).	79	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

SouthernSun Small Cap Fund

Trustees & Officers (Unaudited) (Continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll free 1-866-672-3863.

SouthernSun Funds

Additional Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on June 17, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement between SouthernSun Asset Management LLC (“SSAM” or the “Adviser”) and the Trust, on behalf of SouthernSun Small Cap Fund (the “Fund”).  Fund counsel explained that SSAM also intends to restructure the corporation into a limited liability company, and that the ownership structure will also change.  The Trustees reviewed a description of the restructuring provided by SSAM, which explained that the current employees would become significant owners of the firm.  Fund counsel noted that the restructuring will result in a change of control, but that it is not anticipated to result in an operational change to the adviser.  Fund counsel explained that in addition to the renewal of the investment advisory agreement, SSAM is also asking the Board to approve an interim advisory agreement and a final advisory agreement (collectively the “Agreements”).

In considering the Agreements, the Board received materials specifically relating to the Agreements from the Adviser.  These materials included: (a) the investment performance of SSAM’s similarly managed accounts, and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of SSAM and investment management staffing; and (d) the financial condition of SSAM.

In its consideration of the renewal of the Agreements for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreements included the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by SSAM to the Fund, the Trustees noted that the day-to-day operations of the Fund were not anticipated to change as a result of SSAM’s restructuring.  They reviewed biographical information for certain key employees of SSAM.  The Board considered that, under the terms of the New Management Agreement, SSAM, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

The Board noted that SSAM pays expenses incurred by it in connection with acting as investment adviser, including expenses related to all employees, office space, and facilities.  In addition, the Board considered that SSAM pays all advertising, promotion, and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  The Board reviewed financial statements provided by SSAM’s parent company.  Finally, the Trustees noted that SSAM had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall,  they were satisfied with  the nature, extent, and quality of the  services provided to  the

SouthernSun Funds

Additional Information (Unaudited) (Continued)

Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

Performance.  As to the Fund’s performance, the Board referred to the Report, which contained the Fund’s returns as of April 30, 2010 compared to the S&P 500 Index and the Russell 2000 Index.  The Board noted that the Fund had outperformed both indexes for the relevant periods.  The Board concluded that they were satisfied with the Fund’s performance.

 Fees and Expenses.  As to the fees paid by the Fund, the Board noted that SSAM charges a 0.85% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds as well as fees charged by SSAM for accounts managed similarly to the Fund. The Trustees concluded that the Fund’s advisory fees and expense ratio were reasonable in light of the quality of the services the Fund has received, and expects to receive, from SSAM, and the level of fees paid by funds in the peer group.  The Trustees noted that SSAM also receives the benefit of 12b-1 fees.

Economies of Scale. As to economies of scale, the Trustees noted that the New Management Agreement would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for SSAM to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where SSAM could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Profitability.  As to the profits to be realized by SSAM, the Trustees reviewed SSAM’s analysis of its profitability and its financial condition and noted that SSAM had agreed to cap the Fund’s expenses and had waived parts of its management fees from the Fund during the previous fiscal year to maintain that expense cap for the benefit of shareholders.  Based on their review, the Trustees concluded that they were satisfied that SSAM’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on April 1, 2011, and held until September 30, 2011.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expenses Paid During Period* (4/1/11 to 9/30/11)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,092.22	$7.45
Hypothetical (5% return before expenses)	1,000.00	1,017.95	7.18
Small Cap Fund – Institutional Class
Actual	$1,000.00	$1,095.68	$5.67
Hypothetical (5% return before expenses)	1,000.00	1,019.65	5.47

 *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.37% and 1.09% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 183/365 (to reflect the number of days in the six month period ending September 30, 2011).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

SouthernSun Asset Management, Inc.

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent &

Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Distributor
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

SOUTHERNSUN SMALL CAP FUND

ANNUAL REPORT

SEPTEMBER 30, 2011

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $15,400

2010 - $15,000

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011 – $2,800

2010 – $2,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 – $2,800

2010 – $2,700

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

12/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

12/6/11

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/6/11